CMC
CHINA MEDICINE CORPORATION

China Medicine Corporation

November 2010

(CHME.OB)

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the
“safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995.
Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

CMC Group Chart

LifeTech Technological

(Guangzhou, China)

Konzern Medicine

(Guangzhou, China)

100%

100%

Co-Win

(Guangzhou, China)

CMC

(Nevada, US)

Jinan University 15%

Professor  Yao 15%

30%

Konzern Bio

(Guangzhou, China)

70%

U.S. Konzern

(New Jersey, US)

LifeTech

(Guangzhou, China)

Konzern Group

(Guangzhou, China)

100%

rADTZ

Zhimu
Huangtong

CMC
CHINA MEDICINE CORPORATION

当归调经颗粒
双丹片
双丹片
双丹胶囊
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A vertically integrated pharmaceutical
producer, distributor and developer in China.

A leading manufacturer with a series
premium proprietary products, and a list of
patented pipeline products.

A nationwide sales network covering over 26
provinces across the Mainland China (The
excluded provinces include Inner Mongolia,
Tibet, Jiangsu, Fujian and Hainan).

Business at a Glance

Guangzhou

Well positioned in China’s healthcare reform and closely aligned with the growing trend in the fragmented industry.

Committed to build one mega brand with four series of premium products.

Aimed to transform to an OTC market specialist while executing a “Branding +
Network” growth strategy, through the existing Rx sales network.

Owns expansive nationwide sales network covering the strategic tier 2 and tier
3 markets and main rural areas.

A strong balance sheet supports future M&A opportunities.

Continue to explore international cooperation.

NOTE: Please refer to Appendix 1 for an illustration of China’s pharmaceutical industry chain

Growth Strategy

CMC
CHINA MEDICINE CORPORATION

黄枣颗粒
当归调经颗粒

莱泰制药
LIFETECH PHARM

注射用左卡尼汀
双丹胶囊
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“One Brand, Four Series”

One Brand: LifeTech

Four Series of Premium Products:

Series A: Anti-inflammatory

Series C: Cardiovascular

Series B: Gynecology

Series D: Diabetes

CMC
CHINA MEDICINE CORPORATION

屏风生脉胶囊
止咳枇杷颗粒
Zhike Pipa Keli
清喉咽颗粒
Qinghouyan Keli
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舒肝益脾颗粒
脑得生片
Naodesheng Pian
注射用奥扎格雷钠
每盒10瓶

Other Proprietary Products

Competitive Advantages

GMP Facility

(LifeTech)

National Level Distributors

Demand-based

Product  Allocation

Over 840 customers

R&D, IP, OEM, proprietary products

Provincial Level Distributors

Vertically-integrated pharmaceutical
company

Well positioned to improve profit
margin via sales of proprietary
products

Established distribution network for
OTC and Rx products

Well capitalized to consolidate the
highly fragmented pharmaceutical
industry

Distributes Over
2,000 drugs

Promising Pipeline Products

Aflatoxin Detoxifizyme (rADTZ)

A proprietary recombinant used for removing aflatoxins in food and animal feed.

Pending for MOA approval.

Anticipated approval by the end of 2010.

Patented in 6 countries, including the U.S.

Zhimu Huangtong

Patented TCM to treat diabetes.

Phase III clinical trial completed.

Expected to launch in 2012.

Levocarnitine

The lyophilized powder for injection used for treating cardiovascular diseases and hemodialysis due to renal failure.

Our first Chinese drug launched in Pakistan.

NOTE: Please refer to Appendix 2 for more details about these pipeline products

At least one new drug per year

Zhimu Huangtong and further development of existing LifeTech products

2012

2012 - beyond

2010 - 2011

rADTZ ; Herbal Drinks; Multi Vitamins Pack

CMC
CHINA MEDICINE CORPORATION

Iopamiro
Iopamidol injection

红金消结胶囊
马来酸桂哌齐特注射液
红金消结胶囊

Diversified Distribution Product Portfolio

Agent for CT (Computerized Tomography) Scan:

Iopamidol Injection 300 & 370, a liquid
preparation used for stomach radiography

Cardiovascular & Cerebral-vascular Medical
Treatment:

Hongjin Xiaojie Capsules, TCM

Cinepazide Maleate Injection

Xueshuantong for Injection

(USD in millions)

As of Dec 31, 2009

As of Sep 30, 2010

(Unaudited)

Assets

   Cash and Cash Equivalents

$2.2

$56.3

   Accounts Receivable, Net

$22.3

$17.3

   Inventories, Net

$2.7

$5.9

   Plant & Equipment

$12.0

$15.9

Total Assets

$66.8

$134.0

Liabilities

   Short Term Loan

$9.5

$3.2

   Accounts Payable

$1.3

$1.7

Total Liabilities

$14.4

$8.5

Shareholder’s Equity

$45.5

$77.9

Total Liabilities & Equity

$66.8

$134.0

Selected Balance Sheet Items

Key Financials

FY2009
(Audited)

As of Q3 2010
(Unaudited)

FY2010 Financial
Guidance

Revenue

US$64.8M

US$45.3M

US$68 - US$70 M

(or 17.1% YOY
growth)

(or 2.2% YOY
growth)

(or 5% - 8% YOY
growth)

Gross Margin

29.3%

33.5%

33% - 38%

Operating
Expenses

10.4% of revenue

16.9% of revenue

16%-18% of revenue

NOTE: Refer to Appendix 3 for detailed financial performance

Management Team

Senshan Yang, CEO

Founded and privatized Guangzhou Konzern Medicine Co., Ltd. in 2000 and brought the company public in 2006.

Over 28 years of pharmaceutical management expertise and experience in reconstruction of SOEs.

Graduate of South China University of Technology.

Henry Ho, CFO

Profound experience in “Big Four” accounting firms in the U.S. and Hong Kong.

Over 12 years professional experience in auditing, financial reporting and management.

M.B.A. and BA in Public Accounting and Finance from Loyola University of Chicago in
1998.

Well positioned in China’s healthcare reform and closely aligned with the growing trend in the fragmented industry.

Committed to build one mega brand with four series of premium products.

Aimed to transform to an OTC market specialist while executing a “Branding +
Network” growth strategy, through the existing Rx sales network.

Owns expansive nationwide sales network covering the strategic tier 2 and tier
3 markets and main rural areas.

A strong balance sheet supports future M&A opportunities.

Continue to explore international cooperation.

NOTE: Please refer to Appendix 1 for an illustration of China’s pharmaceutical industry chain

Growth Strategy

Thank You

(CHME.OB)

Manufacturer

Distributor

Retail

Consumer

Payer

Services

Chemical

Biotech

API

TCM

Devices

CRO/CMO

Distributor

Wholesaler

Hospital

Clinic

Diagnostic center

Government

Social welfare

Private

Drugstore

Patient

Ministry of Health (MOH)

State Food and Drug Administration (SFDA)

National Development and Reform
Commission (NDRC)

Good Manufacturing Practice (GMP)

Good Selling Practice (GSP)

Good Clinical Practice (GCP)

Good Laboratory Practice (GLP)

Good Agricultural Practice (GAP)

Quality

NDRC

GSP

MOH

Local price bureau

Ministry of Labor

and Social Security

(MOLSS)

Regulators

Quality Standards

Source: Morgan Stanley Research

Appendix 1: Pharmaceutical Value Chain Overview

Appendix 2: New Product Development

rADTZ

A protein-enzyme which can detect and remove Aflatoxin carcinogens

An “863” China National Scientific Engineering project

China Medicine’s proprietary solution detects and reduces aflatoxins without side effects

Received approvals in China, Australia, South Korea, South Africa, Mexico and United
States and patents application pending in 10 countries

Zhimu Huangtong

Patented TCM to treat diabetes

Large market demand

Phase III trial test was completed and expect to launch in 2012

CMC
CHINA MEDICINE CORPORATION

CAGR = 23%
10
9
8
7
6
5
4
3
2
1
0
4.8
6.9
8.4
9.0
3.8
2
2006
2007
2008
2009
9M09
9M10

Appendix 3: Financial Performance (USD, in millions)

Sales

Operating Income

Gross Profit

Net Income

39%

=

CAGR

9M10

9M09

2009

2008

2007

2006

70

60

50

40

30

20

10

0

45.3

44.3

64.8

53.6

42.1

24.0

26%

=

CAGR

9M10

9M09

2009

2008

2007

2006

14

12

10

8

6

4

2

0

7.5

8.1

12.3

10.9

8.4

6.2

9.0

12.7

15.6

19.0

12.1

15.2

0

2

4

6

8

10

12

14

16

18

20

2006

2007

2008

2009

9M09

9M10

CAGR

=

28%

Appendix 4: Equity Snapshot

CHME.OB

Ticker

Price

52 –Week Range

Shares outstanding

Market Cap

$1.75 (November 24, 2010)

$1.50 – $4.89

23.8 million

$41.6 million